Contact: Kathleen Campbell, Marketing Director	First Citizens Community Bank
570-662-0422	15 S. Main Street
570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited third quarter 2019 financial results

MANSFIELD, PENNSYLVANIA— October 23, 2019 – Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three and nine months ended September 30, 2019.

Highlights

•
Citizens Financial Services, Inc. and MidCoast Community Bancorp, Inc. sign definitive agreement for Citizens Financial Services, Inc. to acquire MidCoast Community Bancorp, Inc in the second quarter of 2020.

•
Net income for the first nine months of 2019 was $14.4 million, which is 6.9% higher than 2018’s net income through September 30, 2018. The effective tax rate for the first nine months of 2019 was 16.3% compared to 15.9% in the comparable period in 2018.

•
Net income was $5.2 million for the three months ended September 30, 2019, which is 13.4% higher than the net income for 2018’s comparable period. The effective tax rate for the three months ended September 30, 2019 and 2018 was 17.0%.

•	Net interest income before the provision for loan losses of $37.2 million for the nine months ended September 30, 2019 was an increase of $2.2 million, or 6.3%, over the same period a year ago.

•	Net loan growth totaled $32.4 million in the first three quarters of 2019, or 4.0% annualized.

•
Return on average equity for the three and nine months (annualized) ended September 30, 2019 was 13.74% and 12.99% compared to 13.08% and 13.13% for the three and nine months (annualized) ended September 30, 2018.

•
Return on average tangible equity for the three and nine months (annualized) ended September 30, 2019 was 16.42% and 15.60% compared to 15.92% and 16.06% for the three and nine months (annualized) ended September 30, 2018. (1)

•	Return on average assets for the three and nine months (annualized) ended September 30, 2019 was 1.43% and 1.33% compared to 1.30% for the three and nine months (annualized) ended September 30, 2018.

Nine Months Ended September 30, 2019 Compared to 2018

•
For the nine months ended September 30, 2019, net income totaled $14,447,000 which compares to net income of $13,519,000 for the first nine months of 2018, an increase of $928,000 or 6.9%.  Basic earnings per share of $4.10 for the first nine months of 2019 compares to $3.82 for the first nine months last year.  Annualized return on equity for the nine months ended September 30, 2019 and 2018 was 12.99% and 13.13%, while annualized return on assets was 1.33% and 1.30%, respectively.

•
Net interest income before the provision for loan loss for the nine months ended September 30, 2019 totaled $37,150,000 compared to $34,941,000 for the nine months ended September 30, 2018, resulting in an increase of $2,209,000, or 6.3%.    Average interest earning assets increased $56.4 million for the nine months ended September 30, 2019 compared to the same period last year.  Average loans increased $63.2 million while average investment securities decreased $10.9 million. The yield on interest earning assets increased 28 basis points to 4.61%, while the cost of interest-bearing liabilities increased 28 basis points to 1.12%. The increase in the cost of interest-bearing liabilities was due to the rise in the federal funds rate during 2018. The tax effected net interest margin for the nine months ended September 30, 2019 was 3.71% compared to 3.65% for the same period last year.

•
The provision for loan losses for the nine months ended September 30, 2019 was $1,150,000 compared to $1,300,000 for the nine months ended September 30, 2018, a decrease of $150,000.  The lower provision primarily reflects the lower level of loan growth experienced during 2019 compared to 2018.

•
Total non-interest income was $6,237,000 for the nine months ended September 30, 2019, which is $479,000 more than the non-interest income of $5,758,000 for the same period last year. The increase was driven by revenue increases in our wealth management division, which includes trust fees and brokerage and insurance commissions as well as gains on our equity security portfolio.

•
Total non-interest expenses for the nine months ended September 30, 2019 totaled $24,973,000 compared to $23,322,000 for the same period last year, which is an increase of $1,651,000, or 7.1%.  Salaries and benefits increased $878,000 primarily due to merit increases, employee commissions, health insurance costs and profit sharing.  Other expenses increased $496,000, which was primarily due to an increase in costs as a result of the decision to terminate a pension plan acquired as part the First National Bank of Fredericksburg acquisition in 2015. Merger and acquisition costs increased $275,000 as a result of the recently announced agreement to purchase MidCoast Community Bancorp, Inc. in the first half of 2020. OREO expenses have increased due to an increase in the number of OREO properties currently held by the Bank. Professional fees decreased as a result of settling a lawsuit in the first quarter of 2019 that resulted in significant expenses in 2018. FDIC insurance decreased due to receiving a credit from the FDIC in the third quarter.

•
The provision for income taxes increased $259,000 when comparing the nine months ended September 30, 2019 to the same period in 2018 as a result of an increase in income before income tax of $1,187,000. The effective tax rate for 2019 is impacted by certain expenses being non-deductible for tax purposes.

Three Months Ended September 30, 2019 Compared to 2018

•
For the three months ended September 30, 2019, net income totaled $5,196,000 which compares to net income of $4,581,000 for the comparable period in 2018, an increase of $615,000 or 13.4%.  Basic earnings per share of $1.48 for three months ended September 30, 2019 compares to $1.30 for the 2018 comparable period. Annualized return on equity for the three months ended September 30, 2019 and 2018 was 13.74% and 13.08%, respectively, while annualized return on assets was 1.43% and 1.30%, respectively.

•
Net interest income before the provision for loan loss for the three months ended September 30, 2019 totaled $12,899,000 compared to $11,770,000 for the three months ended September 30, 2018, resulting in an increase of $1,129,000, or 9.6%. Average interest earning assets increased $57.7 million for the three months ended September 30, 2019 compared to the same period last year.  Average loans increased $56.0 million. The yield on interest earning assets increased 29 basis points to 4.68%, while the cost of interest-bearing liabilities increased 17 basis points to 1.08%. The increase in the cost of interest-bearing liabilities was due to the increase in the federal funds rate during 2018.  The tax effected net interest margin for the three months ended September 30, 2019 was 3.82% compared to 3.64% for the same period last year.

•	The provision for loan losses for the three months ended September 30, 2019 was $400,000 compared to $475,000 for comparable period in 2018, a decrease of $75,000.

•
Total non-interest income was $2,177,000 for the three months September 30, 2019, which is $167,000 more than the comparable period last year.  The increase in revenues was driven by increases in our wealth management division, which includes trust fees and brokerage and insurance commissions, as well as service charges on deposit accounts.

•
Total non-interest expenses for the three months ended September 30, 2019 totaled $8,414,000 compared to $7,788,000 for the same period last year, which is an increase of $626,000, or 8.0%.  Salaries and benefits increased $417,000 primarily due to employee commissions, health insurance costs and profit sharing. Merger and acquisition costs increased as a result of the recently announced agreement to purchase MidCoast Community Bancorp, Inc. in the first half of 2020. OREO expenses have increased due to an increase in the number of OREO properties currently held by the Bank.  Professional fees decreased as a result of settling a lawsuit in the first quarter of 2019 that resulted in significant expenses in 2018. FDIC insurance decreased due to receiving a credit from the FDIC in the third quarter.

•
The provision for income taxes increased $130,000 when comparing the three months ended September 30, 2019 to the same period in 2018.  The effective tax rate for the three months ended September 30, 2019 and 2018 was 17.0%.

Balance Sheet and Other Information:

•	At September 30, 2019, total assets were $1.48 billion, compared to $1.43 billion at December 31, 2018 and $1.41 billion at September 30, 2018.

•
Available for sale securities of $247.0 million at September 30, 2019 increased $6.0 million from December 31, 2018 and $6.6 million from September 30, 2018. The portfolio increased due to favorable yields on purchases and for pledging against municipal deposits.

•
Net loans as of September 30, 2019 totaled $1.10 billion and increased $32.4 million from December 31, 2018 and $53.4 million from September 30, 2018. Net loan growth for the third quarter was $15.0 million. Net loan growth for 2019 has been negatively impacted by transfers to other real estate owned as the result of a settlement with a customer in bankruptcy and several large loan payoffs. The growth in 2019 was in commercial and agricultural relationships, which continues the trend from 2018.

•
The allowance for loan losses totaled $13,679,000 at September 30, 2019 which is an increase of $795,000 from December 31, 2018.  The increase is due to recording a provision for loan losses of $1,150,000 and recoveries of $32,000, offset by charge-offs of $387,000.  Annualized net charge-offs as a percent of total loans through September 30, 2019 was .04%.  The allowance as a percent of total loans was 1.23% as of September 30, 2019 compared to 1.19% as of December 31, 2018.

•
Deposits increased $14.1 million from December 31, 2018, to $1.20 billion at September 30, 2019, primarily due to tax collections in the third quarter for municipal customers and new business relationships in the south central market. . Borrowed funds increased $18.6 million from December 31, 2018 to $109.8 million at September 30, 2019. Non-interest-bearing deposits have increased $19.1 million during 2019.

•
Stockholders’ equity totaled $151.7 million at September 30, 2019, compared to $139.2 million at December 31, 2018, an increase of $12,449,000.  The increase was attributable to net income for the nine months ended September 30, 2019 totaling $14.4 million, offset by cash dividends of $4.7 million.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized gain on available for sale investment securities, net of tax, increased $3.6 million from December 31, 2018.

Dividend Declared

On September 3, 2019, the Board of Directors declared a cash dividend of $0.450 per share, which was paid on September 27, 2019 to shareholders of record at the close of business on September 13, 2019. The quarterly cash dividend is an increase of 3.3% over the quarterly cash dividend of $0.436 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2019.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where First Citizens Community Bank’s offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of non-gaap measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Income and Performance Ratios
Net Income	$5,196	$4,581	$14,447	$13,519
Return on average assets (annualized)	1.43%	1.30%	1.33%	1.30%
Return on average equity (annualized)	13.74%	13.08%	12.99%	13.13%
Return on average tangible equity (annualized) (b)	16.42%	15.92%	15.60%	16.06%
Net interest margin (tax equivalent)(b)	3.82%	3.64%	3.71%	3.65%
Earnings per share - basic (c)	$1.48	$1.30	$4.10	$3.82
Earnings per share - diluted (c)	$1.48	$1.30	$4.10	$3.81
Cash dividends paid per share	$0.450	$0.436	$1.331	$1.289

Asset quality
Allowance for loan and lease losses	$13,679	$12,383	$13,679	$12,383
Non-performing assets	$16,823	$15,460	$16,823	$15,460
Allowance for loan and lease losses/total loans	1.23%	1.17%	1.23%	1.17%
Non-performing assets to total loans	1.51%	1.46%	1.51%	1.46%
Annualized net charge-offs to total loans	0.01%	0.01%	0.04%	0.01%

Equity
Book value per share (c)	$43.11	$39.64	$43.11	$39.64
Tangible Book value per share (b) (c)	$36.10	$32.59	$36.10	$32.59
Market Value (Last reported trade of month)	$58.40	$62.55	$58.40	$62.55
Common shares outstanding	3,525,315	3,509,142	3,525,315	3,509,142
Number of shares used in computation - basic (c)	3,515,678	3,537,315	3,522,377	3,541,971
Number of shares used in computation - diluted (c)	3,515,678	3,537,476	3,524,657	3,544,132

Other
Total Risk Based Capital Ratio (a)	13.85%	13.40%	13.85%	13.40%
Tier 1 Risk Based Capital Ratio (a)	12.59%	12.18%	12.59%	12.18%
Common Equity Tier 1 Risk Based Capital Ratio (a)	11.91%	11.45%	11.91%	11.45%
Leverage Ratio	9.63%	9.09%	9.63%	9.09%
Average Full Time Equivalent Employees	257.5	260.9	260.4	262.2
Loan to Deposit Ratio	92.97%	90.25%	92.97%	90.25%
Trust assets under management	$130,383	$127,170	$130,383	$127,170
Brokerage assets under management	$208,969	$182,711	$208,969	$182,711

Balance Sheet Highlights	September 30,	December 31	September 30,
	2019	2018	2018

Assets	$1,475,005	$1,430,712	$1,407,880
Investment securities	247,677	241,526	240,717
Loans (net of unearned income)	1,115,034	1,081,883	1,060,331
Allowance for loan losses	13,679	12,884	12,383
Deposits	1,199,304	1,185,156	1,174,843
Stockholders' Equity	151,678	139,229	134,400

(a) Presented as projected for June 30, 2019 and actual for the remaining period
(b) See reconcilation of Non-GAAP measures at the end of the press release
(c) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30	December 31	September 30
(in thousands except share data)	2019	2018	2018
ASSETS:
Cash and due from banks:
Noninterest-bearing	$19,005	$15,327	$15,496
Interest-bearing	1,081	1,470	1,004
Total cash and cash equivalents	20,086	16,797	16,500

Interest bearing time deposits with other banks	14,256	15,498	14,754

Equity securities	650	516	291

Available-for-sale securities	247,027	241,010	240,426

Loans held for sale	1,430	1,127	960

Loans (net of allowance for loan losses: $13,679 at September 30, 2019;
$12,884 at December 31, 2018 and $12,383 at September 30, 2018)	1,101,355	1,068,999	1,047,948

Premises and equipment	15,881	16,273	16,189
Accrued interest receivable	4,476	4,452	4,480
Goodwill	23,296	23,296	23,296
Bank owned life insurance	27,968	27,505	27,350
Other intangibles	1,400	1,623	1,703
Other assets	17,180	13,616	13,983

TOTAL ASSETS	$1,475,005	$1,430,712	$1,407,880

LIABILITIES:
Deposits:
Noninterest-bearing	$199,046	$179,971	$173,379
Interest-bearing	1,000,258	1,005,185	1,001,464
Total deposits	1,199,304	1,185,156	1,174,843
Borrowed funds	109,840	91,194	86,097
Accrued interest payable	1,052	1,076	979
Other liabilities	13,131	14,057	11,561
TOTAL LIABILITIES	1,323,327	1,291,483	1,273,480
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2019 or 2018	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at September30, 2019, December 31, 2018 and
September30, 2018: issued 3,938,668 at September 30 2019 and 3,904,212 at December 31, 2018
and September 30, 2018	3,939	3,904	3,904
Additional paid-in capital	55,096	53,099	53,122
Retained earnings	107,342	99,727	96,754
Accumulated other comprehensive loss	(289)	(3,921)	(6,081)
Treasury stock, at cost: 413,353 at September 30, 2019; 399,616 shares
at December 31, 2018 and 395,070 shares at September 30, 2018	(14,410)	(13,580)	(13,299)
TOTAL STOCKHOLDERS' EQUITY	151,678	139,229	134,400
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,475,005	$1,430,712	$1,407,880

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2019	2018	2019	2018
INTEREST INCOME:
Interest and fees on loans	$13,915	$12,666	$41,005	$36,988
Interest-bearing deposits with banks	103	94	311	218
Investment securities:
Taxable	1,361	967	3,597	2,683
Nontaxable	378	425	1,109	1,426
Dividends	117	107	371	355
TOTAL INTEREST INCOME	15,874	14,259	46,393	41,670
INTEREST EXPENSE:
Deposits	2,315	1,794	7,027	4,695
Borrowed funds	660	695	2,216	2,034
TOTAL INTEREST EXPENSE	2,975	2,489	9,243	6,729
NET INTEREST INCOME	12,899	11,770	37,150	34,941
Provision for loan losses	400	475	1,150	1,300
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	12,499	11,295	36,000	33,641
NON-INTEREST INCOME:
Service charges	1,225	1,181	3,498	3,455
Trust	148	147	589	548
Brokerage and insurance	289	222	843	571
Gains on loans sold	176	170	339	302
Equity security gains (losses), net	29	(4)	70	9
Available for sale security gains (losses), net	8	(8)	8	(8)
Earnings on bank owned life insurance	158	161	463	467
Other	144	141	427	414
TOTAL NON-INTEREST INCOME	2,177	2,010	6,237	5,758
NON-INTEREST EXPENSES:
Salaries and employee benefits	5,096	4,679	15,129	14,251
Occupancy	530	500	1,639	1,606
Furniture and equipment	165	130	501	394
Professional fees	343	507	1,101	1,273
FDIC insurance expense (credit)	(20)	120	196	327
Pennsylvania shares tax	275	250	825	850
Amortization of intangibles	66	74	198	224
Merger and acquisition	275	-	275	-
ORE expenses	92	6	308	92
Other	1,592	1,522	4,801	4,305
TOTAL NON-INTEREST EXPENSES	8,414	7,788	24,973	23,322
Income before provision for income taxes	6,262	5,517	17,264	16,077
Provision for income taxes	1,066	936	2,817	2,558
NET INCOME	$5,196	$4,581	$14,447	$13,519

PER COMMON SHARE DATA:
Net Income - Basic	$1.48	$1.30	$4.10	$3.82
Net Income - Diluted	$1.48	$1.30	$4.10	$3.81
Cash Dividends Paid	$0.450	$0.436	$1.331	$1.289

Number of shares used in computation - basic	3,515,678	3,537,315	3,522,377	3,541,971
Number of shares used in computation - diluted	3,515,678	3,537,476	3,524,657	3,544,132

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	Sept 30,	June 30,	March 31,	Dec 31	Sept 30
	2019	2019	2019	2018	2018
Interest income	$15,874	$15,502	$15,017	$15,088	$14,259
Interest expense	2,975	3,166	3,102	2,845	2,489
Net interest income	12,899	12,336	11,915	12,243	11,770
Provision for loan losses	400	350	400	625	475
Net interest income after provision for loan losses	12,499	11,986	11,515	11,618	11,295
Non-interest income	2,140	1,997	2,022	1,997	2,022
Investment securities gains (losses), net	37	30	11	(20)	(12)
Non-interest expenses	8,414	8,237	8,322	8,235	7,788
Income before provision for income taxes	6,262	5,776	5,226	5,360	5,517
Provision for income taxes	1,066	930	821	845	936
Net income	$5,196	$4,846	$4,405	$4,515	$4,581
Earnings Per Share Basic	$1.48	$1.38	$1.24	$1.28	$1.30
Earnings Per Share Diluted	$1.48	$1.38	$1.24	$1.28	$1.30

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended September 30,
	2019			2018
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Short-term investments:
Interest-bearing deposits at banks	10,047	6	0.24	9,195	5	0.22
Interest bearing time deposits at banks	15,100	97	2.55	14,369	89	2.47
Investment securities	241,577	1,955	3.24	241,404	1,612	2.67
Loans: (2)(3)(4)
Residential mortgage loans	215,748	2,892	5.32	212,891	2,808	5.23
Construction loans	13,149	176	5.31	29,184	355	4.82
Commercial Loans	424,662	5,863	5.48	382,417	5,098	5.29
Agricultural Loans	344,897	4,018	4.62	314,307	3,489	4.40
Loans to state & political subdivisions	96,192	958	3.95	99,807	906	3.60
Other loans	9,566	196	8.13	9,618	185	7.65
Loans, net of discount (2)(3)(4)	1,104,214	14,103	5.07	1,048,224	12,841	4.86
Total interest-earning assets	1,370,938	16,161	4.68	1,313,192	14,547	4.39
Cash and due from banks	5,944			7,039
Bank premises and equipment	15,967			16,266
Other assets	58,869			69,708
Total non-interest earning assets	80,780			93,013
Total assets	1,451,718			1,406,205
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	335,279	590	0.70	320,574	394	0.49
Savings accounts	221,771	218	0.39	194,110	84	0.17
Money market accounts	167,229	505	1.20	181,449	480	1.05
Certificates of deposit	266,385	1,002	1.49	271,355	836	1.22
Total interest-bearing deposits	990,664	2,315	0.93	967,488	1,794	0.74
Other borrowed funds	102,622	660	2.56	114,314	695	2.41
Total interest-bearing liabilities	1,093,286	2,975	1.08	1,081,802	2,489	0.91
Demand deposits	194,024			172,288
Other liabilities	13,139			12,022
Total non-interest-bearing liabilities	207,163			184,310
Stockholders' equity	151,269			140,093
Total liabilities & stockholders' equity	1,451,718			1,406,205
Net interest income		13,186			12,058
Net interest spread (5)			3.60%			3.48%
Net interest income as a percentage
of average interest-earning assets			3.82%			3.64%
Ratio of interest-earning assets
to interest-bearing liabilities			125%			121%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2019 and 2018.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Nine Months Ended September 30,
	2019			2018
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Short-term investments:
Interest-bearing deposits at banks	9,546	19	0.27	8,806	14	0.21
Interest bearing time deposits at banks	15,364	292	2.54	11,972	204	2.28
Investment securities	247,307	5,372	2.90	258,195	4,843	2.50
Loans: (2)(3)(4)
Residential mortgage loans	215,325	8,584	5.33	214,134	8,347	5.21
Construction loans	20,576	796	5.17	23,441	829	4.73
Commercial Loans	415,287	17,064	5.49	387,482	15,273	5.27
Agricultural Loans	338,266	11,657	4.61	298,875	9,812	4.39
Loans to state & political subdivisions	98,680	2,910	3.94	101,189	2,693	3.56
Other loans	9,680	562	7.76	9,540	553	7.75
Loans, net of discount (2)(3)(4)	1,097,814	41,573	5.06	1,034,661	37,507	4.85
Total interest-earning assets	1,370,031	47,256	4.61	1,313,634	42,568	4.33
Cash and due from banks	6,243			6,826
Bank premises and equipment	16,120			16,367
Other assets	56,978			54,849
Total non-interest earning assets	79,341			78,042
Total assets	1,449,372			1,391,676
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	331,084	1,756	0.71	325,667	1,127	0.46
Savings accounts	216,858	608	0.37	189,635	185	0.13
Money market accounts	163,443	1,520	1.24	162,816	1,091	0.90
Certificates of deposit	282,754	3,143	1.49	268,737	2,292	1.14
Total interest-bearing deposits	994,139	7,027	0.95	946,855	4,695	0.66
Other borrowed funds	108,975	2,216	2.72	126,158	2,034	2.16
Total interest-bearing liabilities	1,103,114	9,243	1.12	1,073,013	6,729	0.84
Demand deposits	184,159			168,951
Other liabilities	13,817			12,392
Total non-interest-bearing liabilities	197,976			181,343
Stockholders' equity	148,282			137,320
Total liabilities & stockholders' equity	1,449,372			1,391,676
Net interest income		38,013			35,839
Net interest spread (5)			3.49%			3.49%
Net interest income as a percentage
of average interest-earning assets			3.71%			3.65%
Ratio of interest-earning assets
to interest-bearing liabilities			124%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2019 and 2018.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Real estate:
Residential	$215,717	$213,014	$214,635	$215,305	$213,255
Commercial	349,269	347,430	334,371	319,265	312,982
Agricultural	305,948	294,332	295,547	284,520	280,569
Construction	11,448	20,950	18,611	33,913	30,262
Consumer	9,709	9,854	9,773	9,858	9,702
Other commercial loans	76,785	76,179	74,323	74,118	72,219
Other agricultural loans	50,334	41,689	43,245	42,186	39,917
State & political subdivision loans	95,824	96,174	100,412	102,718	101,425
Total loans	1,115,034	1,099,622	1,090,917	1,081,883	1,060,331
Less: allowance for loan losses	13,679	13,304	13,084	12,884	12,383
Net loans	$1,101,355	$1,086,318	$1,077,833	$1,068,999	$1,047,948

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$2,672	$2,599	$4,470	$3,308	$3,127

Non-accrual loans	$13,223	$12,534	$11,700	$13,724	$14,530
Loans past due 90 days or more and accruing	103	175	64	68	302
Non-performing loans	$13,326	$12,709	$11,764	$13,792	$14,832
OREO	3,497	3,853	4,295	601	628
Total Non-performing assets	$16,823	$16,562	$16,059	$14,393	$15,460

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	September 30,	June 30,	March 31,	December 31,	September 30,
(In Thousands)	2019	2019	2018	2018	2018
Balance, beginning of period	$13,304	$13,084	$12,884	$12,383	$11,941
Charge-offs	(34)	(139)	(214)	(140)	(48)
Recoveries	9	9	14	16	15
Net (charge-offs) recoveries	(25)	(130)	(200)	(124)	(33)
Provision for loan losses	400	350	400	625	475
Balance, end of period	$13,679	$13,304	$13,084	$12,884	$12,383

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(Dollars in thousands, except per share data)

	As of
	September 30,
	2019	2018
Tangible Equity
Stockholders Equity - GAAP	$151,678	$134,400
Accumulated other comprehensive loss	289	6,081
Intangible Assets	(24,696)	(24,999)
Non-GAAP Tangible Equity	127,271	115,482
Shares outstanding adjusted for June 2019 stock Dividend	3,525,315	3,543,598
Tangible Book value per share (a)	$36.10	$32.59

	As of
	September 30,
	2019	2018
Tangible Equity per share
Stockholders Equity - GAAP	$43.02	$37.93
Adjustments for accumulated other comprehensive loss	0.08	1.72
Book value per share	43.10	39.65
Adjustments for intangible assets	(7.00)	(7.06)
Tangible Book value per share	$36.10	$32.59

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$151,054	$134,710	$146,124	$132,334
Average Accumulated Other Comprehensive Loss	(215)	(5,383)	(2,158)	(4,986)
Average Intangible Assets	24,710	25,003	24,792	25,100
Average Non-GAAP Tangible Equity	126,559	115,090	123,490	112,220
Net Income	$5,196	$4,581	$14,447	$13,519
Annualized Return on Average Tangible Equity	16.42%	15.92%	15.60%	16.06%

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
Reconciliation of net interest income on fully taxable equivalent basis	2019	2018	2019	2018
Total interest income	$15,874	$14,259	$46,393	$41,670
Total interest expense	2,975	2,489	9,243	6,729
Net interest income	12,899	11,770	37,150	34,941
Tax equivalent adjustment	287	288	863	898
Net interest income (fully taxable equivalent)	$13,186	$12,058	$38,013	$35,839

(a) Prior period amounts were adjusted to reflect stock dividends.